THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® RIA

Supplement dated October 11, 2024 to the Prospectus dated May 1, 2024

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Fund”) approved a Plan of Liquidation with respect to the Morgan Stanley VIF Global Infrastructure Portfolio (the “Portfolio”). The Portfolio will suspend the offering of its shares to all investors at the close of business on or about December 4, 2024, and the liquidation is expected to occur on or about December 6, 2024 (“Liquidation Date”). As a result, this Portfolio will no longer be available as an investment option under your Contract. If you have invested in this Portfolio, you must transfer all money out of the Portfolio and into another Subaccount within your Contract. This transfer may be made any time prior to the close of business on December 6, 2024.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the Goldman Sachs VIT Government Money Market Fund subaccount on or about December 6, 2024. Once this transfer occurs, any future allocations of Purchase Payments and/or Contract Value (or Account Value under i4LIFE® Advantage) that you previously designated to the fund will be allocated to the Goldman Sachs VIT Government Money Market Fund subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the fund’s prospectus.

Please retain this Supplement for future reference.